                                                                  EXHIBIT 10.139

INGERSOLL-RAND                SECURITY AGREEMENT
------------------        (Conditional Sale Contract)
FINANCIAL SERVICES
a division of Associates Commercial Corporation

          The undersigned buyer, meaning all buyers jointly and severally ("Buyer"), having been quoted both a time sale price and cash sale price, has elected to purchase and hereby purchases from the undersigned seller ("Seller") for the time sale price shown below, under the terms and provisions of this agreement, the following described property (herein, with all present and future attachments, accessories, replacement parts, repairs, additions, and all proceeds thereof, referred to as ("Collateral"):

               One (1) Ingersoll-RandVR-90C Reach Forklift, SN 156221 One (1) Ingersoll-RandVR-90C Reach Forklift, SN 166220


The Equipment will be used primarily for: [X] business or commercial use other than farming operations; [_] farming operations. When not in use, the Equipment will be kept at: 4411 S. 40th St., Ste. D-11; Phoenix, AZ 85040 and, when in use, will be used only in the following State(s): Arizona
--------------------------------------------------------------------------------

                   INSURANCE COVERAGE                            Description of Trade-In:

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY
DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS AGREEMENT        Gross Allowance.............................   $            0.00
                                                                                                                -----------------
PHYSICAL DAMAGE INSURANCE COVERING THE COLLATERAL IS             Less Amount Owing To:
REQUIRED; however, Buyer has the option of furnishing the
required insurance through an agent or broker of Buyer's         ............................................   $            0.00
choice.                                                                                                         -----------------

    CHECK ONE
                                                                 Trade-in (Net Allowance)....................   $            0.00
[_] Buyer requests and authorizes Seller to obtain                                                              -----------------
    insurance coverage in the nature of "All Risk"                                      (Enter above and in 2(b) - DOWN PAYMENT)
    insurance (Fire, extended coverage, vandalism,               ----------------------------------------------------------------
    theft and collision and containing exclusions from
    coverage acceptable to Seller) on the Equipment for          1. CASH SALE PRICE..........................   $      174,225.30
    ___________ months from the date of this Agreement,                                                         -----------------
    and for the premium of $_________ with a $__________
    deductible per occurrence.                                   2. (a) Cash Down Payment........ $      0.00
                                                                                                  -----------
[X] Buyer has obtained the required coverages through:
                                                                    (b) Trade-in (See above)..... $      0.00
                                                                                                  -----------

                                                                    (c) Net Rental Credit........ $ 60,700.00
                                                                                                  -----------

--------------------------------------------------------------      TOTAL DOWN PAYMENT (a + b + c)...........   $       60,700.00
                (Agent's Name and Address)                                                                      -----------------

                                                                 3. UNPAID BALANCE OF CASH
--------------------------------------------------------------      SALE PRICE (1 Minus 2)...................   $      113,525.30
               (Name of Insurance Company)                                                                      -----------------

Phone #                                                          4. OTHER CHARGES
--------------------------------------------------------------      (a) Physical Damage
                                                                        Insurance................ $      0.00
Buyer hereby authorizes Seller and any assignee to release to                                     -----------
any insurance company affiliated with Seller or any assignee
any information relating to a contract or policy of insurance       (b) Credit Insurance......... $      0.00
which is providing or may provide insurance coverage against                                      -----------
physical damage to the Equipment.
                                                                    (c) Official Fees............ $      0.00
--------------------------------------------------------------                                    -----------

CREDIT INSURANCE, if included, is not a factor in the approval      (d) Other.................... $    250.00
of credit, is not required by the Seller and is for the term                                      -----------
of the credit only.                                                      (Describe)
                                                                         Administrative Fees
    CHECK ONE

[_] Buyer desires Credit Insurance: Premium $ ________________
                     (Enter above and in 4(b) - OTHER CHARGES)      TOTAL OTHER CHARGES (a + b + c + d).......  $          250.00
                                                                                                                -----------------

    Buyer hereby requests and authorizes Seller to obtain
    Credit Insurance, if checked above, to the extent the        5. PRINCIPLE BALANCE (3 + 4).................  $      113,775.30
    cost thereof is included in Item 4(b) - Other Charges.                                                      -----------------

[X] Buyer does not want Credit Insurance.                        6. FINANCE CHARGE............................  $        7,850.70
                                                                                                                -----------------
BUYER _______________________ Date ___________________________
                                                                 7. UNPAID TIME BALANCE (5 + 6)...............  $      121,626.00
(Only one person may sign above, and any credit insurance                                                       -----------------
covers only that person. Credit insurance does not cover any
co-buyer.)                                                       8. TIME SALE PRICE (1 + 4 + 6)...............  $      182,326.00
                                                                                                                -----------------
---------------------------------------------------------------------------------------------------------------------------------

Page 1 of 4 of Security Agreement dated 07/05/00 between Meadow Valley Contractors, Inc. (Buyer) and Ingersoll-Rand Equipment Sales (Seller) which includes, without limitation, an item of Collateral with the following serial number: 156221

PAYMENT SCHEDULE: Buyer promises to pay Seller the UNPAID TIME BALANCE (Item 7
above) in             24              installments as follows:
          ---------------------------
          (Total No. of Installments)

For equal                (a) $             5,067.75              on 08/05/2000 and a like sum on the like date of each
successive monthly            ----------------------------------    ----------
installments:                                                          Date
                              month thereafter until fully paid,
                         (b)
For other than
equal successive
monthly
installments:




provided, however, that the final installments shall be in the amount of the remaining unpaid balance.

1. DELINQUENCY, RETURNED CHECKS AND ACCELERATION INTEREST. For each installment not paid when due, Buyer agrees to pay to Seller a delinquency charge calculated thereon at the rate of 1 1/2% per month for the period of delinquency or, at Seller's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Buyer can legally obligate itself to pay and/or Seller can legally collect. Buyer agrees to reimburse Seller immediately upon demand for any amount charged to Seller by any depositary institution because a check, draft or other order made or drawn by or for the benefit of Buyer is returned unpaid for any reason and, if allowed by law, to pay Seller an additional handling charge in the amount of $25.00 or in the event applicable law limits or restricts the amount of such reimbursement and/or handling charge, the amounts chargeable under this provision will be limited and/or restricted in accordance with applicable law. Buyer agrees to pay Seller, upon acceleration of Buyer's indebtedness, interest on all sums then owing hereunder at the rate of 1 1/2% per month if not prohibited by law, otherwise at the highest rate Buyer can legally obligate itself to pay and/or Seller can legally collect. Any note take herewith evidences indebtedness and not payment. All amounts payable hereunder are payable at Seller's address shown below or at such other address as Seller may specify from time to time in writing.

2. PURCHASE MONEY SECURITY INTEREST AND ALLOCATION OF PAYMENTS. Seller retains and is taking a security interest ("PMSI") in that portion of the Equipment (such portion, together with any proceeds thereof, is referred to as the "Collateral") that was acquired by Buyer for the UNPAID BALANCE OF CASH SALE PRICE (item 3 above) (the "PMSI Debt") plus any down payment listed above. The Collateral shall secure only the PMSI Debt. The PMSI Debt shall be secured only by the Collateral and no other property of Buyer. All payments made by Buyer to Seller with reference to this Agreement shall be applied first to delinquency charges, then to finance charges, then to insurance payments, then to any other fees or other amounts payable hereunder other than the PMSI Debt, until all such indebtedness is paid in full, and then to the PMSI Debt, and all proceeds of the Collateral shall be applied only to the payment of PMSI Debt. Upon payment in full of the PMSI Debt, all security interests of Seller in the Collateral shall be terminated. This provision controls over any conflicting provision or language in this Agreement or in any other agreement between Seller and Buyer unless the parties mutually agree in writing in a subsequent agreement to override this provision.

3. PREPAYMENT. Buyer may prepay Buyer's obligations under this Agreement in full at any time. Upon prepayment Buyer will receive a rebate of the unearned portion of the finance charge calculated using an actuarial method or such other method as is required by any applicable law minus, if the prepayment is made prior to the last twelve months of the contract, a prepayment processing fee equal to the lesser of (a) one percent (1%) of the amount prepaid for each full twelve month period remaining under the term of this Agreement as of prepayment and (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid late charges and other amounts chargeable to Buyer under this Agreement will be payable immediately upon such prepayment.

4. DISCLAIMER. There are no warranties other than those provided by the Manufacturer of the Collateral. SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE QUALITY, WORKMANSHIP, DESIGN, MERCHANTABILITY, SUITABILITY, OR FITNESS OF THE COLLATERAL FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, unless such warranties are in writing and signed by Seller. Seller shall not under any circumstances be liable for loss of anticipatory profits or for consequential damages.

5. TRADE IN AND DOWN PAYMENT. Buyer warrants that (a) check or other instrument presented to Seller as any portion of the "Cash Down Payment" indicated above represents funds immediately available to Seller and will not be returned or dishonored for any reason; and (b) Buyer has title to and full right and authority to convey title to any Trade-In listed on the reverse side of this Agreement to Seller and, upon the payment to the party listed on the reverse side of this Agreement (if any) of the amount indicated, buyer shall have title to the Trade-In free and clear of any lien, claim, security interest or other interest of any party other than those claiming by or through Seller.

6. ADDITIONAL WARRANTIES AND AGREEMENTS. Buyer warrants and agrees that: the execution of and performance by Buyer under the terms of this Agreement has been approved for Buyer by all necessary action and by Buyer's partners or board of directors, as applicable; the Equipment was delivered to and accepted by Buyer in satisfactory condition; the Equipment will be maintained in good operating condition, repair and appearance and will be used and operated with care only by qualified personnel in the regular course of Buyer's business and in conformity with all applicable governmental laws and regulations, manufacturer's specifications and the restrictions contained in any insurance policy insuring the Equipment; the Equipment will not be used in conjunction with the storage, transportation or disposal of substances considered to be toxic and/or hazardous or in conjunction with any activity or for any use that would subject the Equipment to seizure or confiscation by any governmental body; and the Equipment will be kept by Buyer at the location set forth for it on the reverse side of this Agreement and will not be removed from said location without prior written consent of Seller, except that if the Equipment is of a type which is mobile and normally used by Buyer at more than one location, Buyer may use the Equipment away from said location in the regular course of Buyer's business provided that (a) if the Equipment is not returned to said location within 30 days, Buyer will immediately thereafter, and each 30 days thereafter until the Equipment is returned, report the then current location of the Equipment to Seller in writing and (b) the Equipment shall not be removed from the State(s) of use indicated on the reverse side of this Agreement. Seller shall have the right to inspect the Equipment at all reasonable times and from time to time.

     Buyer further warrants and agrees that: the title to and security interest in the Collateral taken and/or retained by Seller is and shall continue to be superior to any title to or interest in the Equipment now or hereafter held or claimed by any other party; the Collateral is free from and will be kept from all liens, claims, security interests and encumbrances (whether superior or inferior to the interests of Seller) other than that created by this Agreement; notwithstanding Seller's interest in proceeds, Buyer will not allow any other party to consign, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any other Collateral without Seller's prior written consent; Buyer shall do everything Seller deems necessary or expedient to perfect or preserve the interests granted to Seller under this Agreement and the first priority of such interests; any Manufacturer's Statement or Certificate of Origin relating to the Equipment shall be immediately delivered to Seller and, if a Certificate of Title or registration is required for any item of Equipment, Buyer will cooperate with Seller in obtaining the Certificate of Title or registration disclosing the interests of Buyer and Seller in the Equipment; Buyer shall defend any action, proceeding or claim affecting the Collateral or the interests of Seller in the Collateral; Buyer shall promptly pay all amounts payable in conjunction with the storage, maintenance or repair of the Equipment and all taxes, assessments, license fees and other public or private charges levied or assessed in conjunction with the operation or use of the Equipment or levied or assessed against the Collateral, this Agreement or any accompanying note except for those which are being contested by Buyer in good faith by appropriate proceedings and which do not constitute a lien or encumbrance upon the Collateral; and Buyer shall from time to time furnish Seller with such financial statements and other information as Seller may reasonably request.

Page 2 of 4 of Security Agreement dated 07/05/00 between Meadow Valley
                                        --------         -------------
Contractors, Inc. (Buyer) and Ingersoll-Rand Equipment Sales (Seller) which
-----------------             ------------------------------
includes, without limitation, an item of Collateral with the following serial number: 156221
        ------

7. INSURANCE AND RISK OF LOSS. Buyer shall at all times bear all risk of loss of, damage to or destruction of the Equipment. Buyer agrees to immediately procure and maintain insurance on the Equipment, for the full insurable value thereof and for the life of this Agreement, in the form of "All Risk" or similar insurance (insuring the Equipment for fire, extended coverage, vandalism, theft and collision and containing only those exclusions from coverage which are acceptable to Seller) plus such other insurance as Seller may specify from time to time, all in form and amount and with insurers satisfactory to Seller. Buyer agrees to deliver promptly to Seller certificates or, if requested, policies of insurance satisfactory to Seller, each with a standard long-form loss-payable endorsement naming Seller or assigns as loss-payee and providing that Seller's rights under such policy will not be invalidated by any act, omission or neglect of anyone other than Seller, and containing the insurer's agreement to give 30 days prior written notice to Seller before any cancellation or material change in the policy(s) will be effective as to Seller, whether such cancellation or change is at the direction of Buyer or insurer. Seller's acceptance of policies in lesser amounts or risks will not be a waiver of Buyer's obligation to procure insurance complying with the provisions hereof promptly after notice from Seller. Buyer assigns to Seller all proceeds of any physical damage or credit insurance for which a charge is stated in this Agreement or which is maintained by Buyer in accordance herewith, including returned and unearned premiums, up to the amount owing hereunder by Buyer. Seller will not have the right to cancel any such insurance without Buyer's consent prior to the occurrence of an event of default and the repossession, loss or destruction of the Equipment. Buyer directs all insurers to pay such proceeds solely to the order of Seller for application to Buyer's indebtedness to Seller. Seller may, at its option, apply any such proceeds received by Seller to he final maturing installments due hereunder in the inverse order of their maturity.

8. PERFORMANCE BY SELLER. If Buyer fails to perform any of Buyer's obligations pursuant to Paragraphs 6 of 7 above, Seller may perform the same for the account of Buyer. Any such action by Seller shall be in Seller's sole discretion and Seller shall not be obligated in any was to do so. Seller's performance on behalf of Buyer shall not obligate Seller to perform the same or any similar act in the future and shall not cure or waive Buyer's failure of performance as an event of default hereunder. All sums advanced or costs and expenses incurred by Seller pursuant to this Paragraph, including the reasonable fees of any attorney retained by Seller, shall be for the account of Buyer, shall constitute indebtedness secured by Seller's security interest in the Collateral, shall bear interest at the rate as specified on the reverse side of this Agreement in the event of acceleration and, unless Seller, in Seller's sole discretion agrees otherwise in writing, shall be immediately due and payable.

9. EVENT OF DEFAULT. Time is of the essence. An event of default shall occur if: (a) Buyer fails to pay when due any amount owed by it to Seller under this Agreement; (b) Buyer fails to perform in compliance with any of its agreements hereunder or any warranty made by Buyer in this Agreement is or becomes incorrect; (c) any information, representation, or warranty furnished by Buyer to Seller or to any affiliate of Seller is inaccurate or incorrect in any material respect when furnished; (d) Buyer becomes insolvent or ceases to do or is prohibited by any court order or governmental action from conducting the business in which Buyer is principally engaged on the date of this Agreement as a going concern; (e) any surety or bonding company assumes any of Buyer's responsibilities under any contract or job; (f) if any of the Equipment is lost, stolen, destroyed, confiscated by any governmental agency, abandoned, or relocated, used or maintained in violation of the terms hereof or if Buyer attempts to consign, sell, rent, lend or encumber any of the Equipment; (g) Buyer files a petition in bankruptcy, or for an arrangement, reorganization, or similar relief, or makes an assignment for the benefit or creditors, or applies for the appointment of a receiver or trustee for a substantial part of its assets or for any of the Equipment, or attempts to take advantage of any process or proceeding for the relief of debtors, or if any such action is taken against Buyer; (h) any other party attempts to attach, repossess or execute upon any of the Collateral; (i) Buyer ceases to exist as a legal entity or Buyer or any party in control of Buyer takes any action looking to Buyer's dissolution as a legal entity; (j) Seller in good faith believes that the prospect of payment or performance hereunder is impaired; or (k) there shall be a material change in the management, ownership of control of Buyer. Seller's inaction with respect to an event of default shall not be a waiver of such default and Seller's waiver of any default shall not be a waiver of any other default.

10. REMEDIES UPON DEFAULT. Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Seller may, at its option, with or without notice to Buyer (i) declare this Agreement to be in default,
(ii) declare the indebtedness hereunder to be immediately due and payable, (iii) declare all other debts then owing by Buyer to Seller to be immediately due and payable, (iv) cancel any insurance and credit any refund to the indebtedness, and (v) exercise all of the rights and remedies of a Seller under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to require Buyer to assemble the Equipment and deliver it to Seller at a place to be designated by Seller which is reasonably convenient to both parties, and to lawfully enter any premises where the Collateral may be without judicial process and take possession thereof. Acceleration of any or all indebtedness, if so elected by Seller, shall be subject to all applicable laws including those pertaining to refunds and rebates of unearned charges. Any property other than the Collateral which is in or upon the Equipment at the time of repossession may be taken and held without liability until its return is requested by Buyer. Any sale or other disposition of any of the Equipment may be made at public or private sale or through public auction at the option of Seller. Seller may buy at any sale and become the owner of the Equipment. Unless otherwise provided by law, any requirement of reasonable notice which Seller may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is given to Buyer at least ten days before the time of sale or other disposition. Buyer agrees that Seller may bring any legal proceedings it deems necessary to enforce the payment and performance or Buyer's obligations hereunder in any court in the State shown in Seller's address set forth herein, and service of process may be made upon Buyer by mailing a copy of the summons to Buyer. All notices to Buyer relating to this Agreement will be considered received when delivered in person (including by facsimile transmission) or mailed to Buyer at the address of Buyer contained in this Agreement or at any address later designated by Buyer to Seller in writing. The filing by Seller of any action or proceeding with respect to the Equipment or any of Buyer's obligations hereunder shall not constitute an election by Seller of Seller's remedies or a waiver of Seller's rights to take possession of the Equipment as provided above. Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Seller, (b) any amounts advanced or expenses incurred by Seller pursuant to Paragraph 8 hereof and (c) all other legal and other expenses incurred by Seller. Buyer agrees that it is liable for an will promptly pay any deficiency resulting from any disposition of Collateral after default and all costs and expenses, including the reasonable fees of any attorney, incurred by Seller in the collection of any such deficiency.

11. MISCELLANEOUS. (A) All of Seller's rights hereunder are cumulative and not alternative. (B) The inclusion of a trade name or division name in the identification of Buyer hereunder shall not limit Seller's rights, after the occurrence of an event of default, to proceed against all of Buyer's assets, including those held or used by Buyer individually or under another trade or division name. (C) If permitted by law, Buyer agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement. (D) Seller may correct patent errors herein and fill in blanks. (E) All of the terms and provisions hereof shall apply to and be binding upon Buyer, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Seller, its successors and assigns. (F) Buyer and Seller hereby waive any right to trial by jury in any action or proceeding relating to this Agreement or the transaction contemplated hereby. (G) If allowed by law, "the reasonable fees of attorney" retained by Seller shall include the amount of any flat fee, retainer, contingent fee or the hourly charges of any attorney retained by Seller in enforcing any of Seller's rights hereunder or in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. (H) To the extent allowed by law, Buyer hereby waives any exemptions or appraisals. (I) No waiver or change in this Agreement or in any related note shall be binding upon Seller, or Seller's assignee, unless such waiver or change is in writing and signed by one of its officers and any such waiver or change shall then be effective only upon the terms and to the extent provided in such writing. (J) The acceptance by Seller of any remittance from a party other than Buyer shall in no way constitute Seller's consent to the transfer of any of the Equipment to such party. (K) Any captions or headings included in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision contained in this Agreement. (L) Any provision contained herein which is contrary to, prohibited by or invalid under applicable laws or regulations shall be deemed inapplicable and omitted herefrom, but shall not invalidate the remaining provisions hereof. (M) The only copy of this Agreement which constitutes "chattel paper" is the original executed copy designated as "Original For Associates".

12. ASSIGNMENT. Buyer shall not assign this Agreement without the prior written consent of Seller. Seller may assign this Agreement with or without notice to or the consent of Buyer. Upon assignment, the term "Seller" shall mean and refer to any assignee who is the holder of this Agreement. The assignor will not be the assignee's agent for any purpose and Buyer's obligations to the assignee will be absolute and unconditional and, to the extent permitted by applicable law, will not be subject to any abatement, reduction, recoupment, defense, set-off or counterclaim available to Buyer for breach or warranty or for any other reason whatsoever. Upon full payment of all obligations secured by this Agreement, the assignee may deliver all original papers to the assignor for Buyer.


Page 3 of 4 of Security Agreement dated 07/05/00 between Meadow Valley
                                        --------         --------------
Contractors, Inc. (Buyer) and Ingersoll-Rand Equipment Sales (Seller) which
-----------------             -------------------------------
includes, without limitation, an item of Collateral with the following serial number: 156221
        --------

13. POWER OF ATTORNEY AND FINANCING STATEMENT. DEBTOR HEREBY APPOINTS SECURED OR ANY OFFICER, ESIGNEE OF SECURED PARTY OR ANY ASSIGNEE OF SECURED
PARTY (OR ANY DESIGNEE OF SUCH ASSIGNEE) AS DEBTOR'S ATTORNEY-IN-FACT TO, IN DEBTOR'S OR SECURED PARTY'S NAME, TO: (a) PREPARE, EXECUTE AND SUBMIT ANY
NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE EQUIPMENT; (b) PREPARE, EXECUTE AND FILE NAY INSTRUMENT WHICH, IN SECURED PARTY'S OPINION, IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF SECURED PARTY IN THE EQUIPMENT; AND (c) ENDORSE DEBTOR'S NAME ON ANY REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE EQUIPMENT OR THE PROCEEDS OF THE SALE LEASE OR OTHER DISPOSITION OF THE EQUIPMENT (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable so long as any indebtedness hereunder remains unpaid. Debtor agrees to execute and deliver Secured Party, upon Secured Party's request such documents and assurances as Secured Party deems necessary or advisable for the confirmation or perfection of this Security Agreement and Secured Party's rights hereunder, including such documents as Secured Party may require for filing or recording.

14. CHATTEL PAPER. This specific Security Agreement is to be sold only to ASSOCIATES FIRST CAPITAL CORPORATION or one of its affiliates or subsidiaries ("ASSOCIATES") and is subject to the security interest of ASSOCIATES. The only copy of this Security Agreement which constitutes Chattel Paper for all purposes of the Uniform Commercial Code is the copy marked "ORIGINAL FOR ASSOCIATES" which is delivered to and held by ASSOCIATES. Any change in the name of the assignee of this Security Agreement from ASSOCIATES shall render the copy of this Security Agreement so changed VOID and of no force and effect. No assignee or secured party other than Associates Commercial Corporation will under any circumstances acquire any rights in, under or to this Security Agreement or any sums due hereunder.

--------------------------------------------------------------------------------
                     DELIVERY AND ACCEPTANCE OF EQUIPMENT
                            (Check Appropriate Box)

[_] On ________________, the Equipment was delivered to Buyer with all installation and other work necessary for the proper use of the Equipment completed at the location agreed upon by Buyer and Seller; the Equipment was inspected by Buyer and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Buyer.

[_] The Equipment has not yet been delivered to or accepted by Buyer and, upon delivery, Buyer agrees to execute a delivery and acceptance certificate in a form acceptable to Seller or Seller's assignee.

--------------------------------------------------------------------------------

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Buyer and Seller agree that this is a four page agreement and each page hereof constitutes a part of this agreement.

NOTICE TO BUYER - DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES. YOU ARE ENTITLED TO A COPY OF THE AGREEMENT YOU SIGN.

Buyer's Social or Federal Taxpayer Identification Number is:   880171959   and
                                                             -------------
Co-Buyer's is: ________________________


                                        Buyer hereby acknowledges receipt of an
                                        exact copy of this contract.

Dated            07/05/00
     ---------------------------------

Seller: Ingersoll-Rand Equipment Sales  Buyer(s) Meadow Valley Contractors, Inc.


By /s/ [ILLEGIBLE]^^                    By      /s/ Bradley E. Larson
   -----------------------------------        ----------------------------------
                                        Title   President
                                              ----------------------------------
                                               (If corporation, authorized party
                                                 must sign and show corporate
                                               title. If partnership, a general
                                                partner must sign. If owner(s)
                                                   or partner, show which.)

Title [ILLEGIBLE]^^
      --------------------------------
      (If corporation, authorized party
      must sign and show corporate
      title. If partnership, a general
       partner must sign. If owner
         or partner, show which.)

                                        By    __________________________________

                                        Title __________________________________
                                               (If co-buyer, co-partner or
                                               co-officer, sign here and show
                                                          which

4323 E. Winslow Ave.                    4411 S. 40th St., Ste. D-11
-------------------------------------   ----------------------------------------
         (Street Address)                           (Street Address)


Phoenix                AZ  85040        Phoenix        Maricopa     AZ 85040
-------------------------------------   ----------------------------------------
   (City, State and Zip Code)             (City, COUNTY, State, and Zip Code),




Page 4 of 4 of Security Agreement dated 07/05/00 between Meadow Valley Contractors, Inc. (Buyer) and Ingersoll-Rand Equipment Sales (Seller) which includes, without limitation, an item of Collateral with the following serial number: 156221